Harbor Small Cap Growth Fund
Supplement dated May 18, 2026 to the Prospectus, dated March 1, 2026

The Board of Trustees of Harbor Funds (the “Trust”) has approved the closure of Harbor Small Cap Growth Fund (the “Fund”), a series of the Trust, to new investors subject to the exceptions described herein. This closure will be effective at 4:00 p.m. Eastern time on July 21, 2026.
Accordingly, effective immediately the following information is added to the beginning of the Fund’s “Fund Summary – Buying and Selling Fund Shares” section of the Prospectus:
As of 4:00 p.m. Eastern Time on Tuesday, July 21, 2026, Harbor Small Cap Growth Fund will be closed to new investors subject to limited exceptions. Please see the additional information regarding the closing parameters for the Fund in "How to Purchase Shares."
Also effective immediately the following information is added to the “How to Purchase Shares” section of the Prospectus:
Harbor Small Cap Growth Fund
Harbor Small Cap Growth Fund (“Small Cap Growth Fund”) will be closed to new investors effective at 4:00 p.m. Eastern Time on Tuesday, July 21, 2026 (the “Small Cap Growth Fund Close Date”). Small Cap Growth Fund will continue to accept investments from existing shareholders and permit exchanges from other Harbor funds as long as the exchanging shareholder has an existing Small Cap Growth Fund account. Shares of the Small Cap Growth Fund will also continue to be sold to:
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Any participant in an employer-sponsored retirement or benefit plan that already includes the Small Cap Growth Fund or has expressed in writing an interest in including the Small Cap Growth Fund as an investment option by the Small Cap Growth Fund Close Date;
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Any participant in an employer-sponsored retirement or benefit plan who rolls over into an IRA account with the Small Cap Growth Fund some or all of the proceeds from a distribution if the participant held shares of the Small Cap Growth Fund through such plan immediately prior to the distribution;
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Clients participating in retirement discretionary investment services, asset allocation programs sponsored by broker-dealers, banks, trust companies or other financial intermediaries, or as part of a financial advisors’ discretionary investment or financial planning services who currently uses the Small Cap Growth Fund, provided the Small Cap Growth Fund is offered through such a service or program by the Small Cap Growth Fund Close Date;
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Certain institutional and financial intermediary investors and shareholders investing through such intermediaries which have expressed an interest in investing in the Small Cap Growth Fund, if approved by an officer of the Trust;
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Other investment services or products managed by the Advisor, including multi-asset strategies;
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Certain advisory clients and affiliated parties of the Small Cap Growth Fund’s Subadvisor upon the request of the Subadvisor if the investment is determined by an officer of the Trust not to adversely affect the Small Cap Growth Fund; and
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Trustees and officers of the Trust and directors, officers and employees of the Advisor and the Small Cap Growth Fund’s Subadvisor.
The Small Cap Growth Fund will remain closed until further notice. The Small Cap Growth Fund reserves the right to modify the foregoing closure policy at any time and to reject any investment for any reason.
Investors Should Retain This Supplement For Future Reference
S.0526.P.HF